UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest reported): OCTOBER 24, 2003

                        NATIONAL PRESTO INDUSTRIES, INC.
             (Exact name of registrant as specified in its chapter)


WISCONSIN                          1-2451                   39-0494170
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)


3925 NORTH HASTINGS WAY
EAU CLAIRE, WISCONSIN                                       54703-3703
(Address of principal executive office)                     (Zip Code)


Registrant's telephone number, including area code:         715-839-2121


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2003, the registrant issued a press release regarding the registrant's results of operations for the 3rd quarter ended September 28, 2003. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL PRESTO INDUSTRIES, INC.
                                       ---------------------------------
                                       (Registrant)

                                       /s/ Maryjo Cohen
                                       ---------------------------------
Date   OCTOBER 24, 2003                (Signature)  MARYJO COHEN, PRESIDENT
                                                    AND CHIEF EXECUTIVE OFFICER


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